UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

Soundview Home Loan Trust 2006-WF2
(Exact name of issuing entity as specified in its charter)

Financial Asset Securities Corp.
(Exact name of depositor as specified in its charter)

Greenwich Capital Financial Products, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-130961-33	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On December 21, 2006, a single series of certificates, entitled Soundview Home Loan Trust 2006-WF2, Asset-Backed Certificates, Series 2006-WF2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates”, “Class “Class A-2A Certificates”, “Class A-2B Certificates”, “Class A-2C Certificates”, “Class A-2D Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $1,264,028,825.00 as of December 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated December 21, 2006 (the “Assignment and Recognition Agreement”), among Greenwich Capital Financial Products, Inc. (the “Seller”), the Depositor and Wells Fargo Bank, N.A. (the “Originator”), as applicable. The Class A-1 Certificates, the Class A-2A Certificates, the Class A-2B Certificates, the Class A-2C Certificates, the Class A-2D Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates and the Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated December 12, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter. The Class R Certificates and the Class R-X Certificates were sold by the Depositor to the Underwriter pursuant to the Underwriting Agreement. The Class C Certificates and the Class R Certificates were delivered by the Depositor to the Seller as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$100,000,000.00	Variable
A-2A	$456,625,000.00	Variable
A-2B	$178,992,000.00	Variable
A-2C	$146,657,000.00	Variable
A-2D	$ 55,637,000.00	Variable
M-1	$ 60,041,000.00	Variable
M-2	$ 52,457,000.00	Variable
M-3	$ 51,193,000.00	Variable
M-4	$ 44,241,000.00	Variable
M-5	$ 22,121,000.00	Variable
M-6	$ 20,856,000.00	Variable
M-7	$ 18,960,000.00	Variable
M-8	$ 12,008,000.00	Variable
M-9	$ 12,640,000.00	Variable
C	$ 31,600,724.97	Variable
P	$ 100.00	N/A
R	100.00%	N/A
R-X	100.00%	N/A

The Certificates, other than the Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 10, 2006 and the Prospectus Supplement, dated December 12, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Exhibit No.	Description
1.1 4.1
Underwriting Agreement, dated as of December 12, 2006, by and between Financial Asset Securities Corp., as Depositor, and Greenwich Capital Markets, Inc. as underwriter.

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Wells Fargo Bank, N.A. as servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-WF2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2007

FINANCIAL ASSET SECURITIES CORP.

By:  /s/ Ara Balabanian
Name: Ara Balabanian
Title: Vice President

Index to Exhibits

Exhibit No.	Sequentially Numbered Description

1.1 4.1
Underwriting Agreement, dated as of December 12, 2006, by and between Financial Asset Securities Corp., as Depositor, and Greenwich Capital Markets, Inc., as underwriter.

Pooling and Servicing Agreement, dated as of December 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Wells Fargo Bank, N.A. as servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-WF2 Certificates.